                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2001


                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)


Delaware                                333-56081                52-1495132
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


             343 Thornall Street, Edison, NJ                  08837
             ----------------------------------------      ------------
             (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (732) 205-0600

Item 5.  Other Events:


         On or about July 25, 2001, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2001-S1, Series 2001-S2 and Series 2001-S3 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits


                  Exhibits          Description
                  --------          -----------

                  20.1              Monthly Reports with respect to the
                                     July 25, 2001 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 6, 2001


                                   THE CHASE MANHATTAN BANK,
                                   As Paying Agent, on behalf of Chase Mortgage
                                   Finance Corp.


                                   By: /s/ Andrew M. Cooper
                                       -----------------------------------
                                       Name: Andrew M. Cooper
                                       Title: Trust Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                            Description
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20.1 Monthly Reports with respect to the distribution to certificateholders on July 25, 2001.